UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 AUGUST 14, 2006

                          ----------------------------

                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


         0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                         3035 EAST PATRICK LANE SUITE #9
                               LAS VEGAS, NV 89120
              (Address of Principal Executive Offices and zip code)

                                  702-938-9300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Qorus.com, Inc.'s (the "Registrant," "we," "our" or "us") actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01  REGULATION FD DISCLOSURE

         On August 14, 2006, DigitalFX International, Inc. (the "Registrant") held a conference call announcing its financial results for the quarter ended June 30, 2006. A copy of the script for that call is being furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

         In the question and answer portion of the conference call, the Registrant also disclosed that it anticipated increased margins with respect to sales commissions as the Registrant continues to operate its business, it intended to pursue a listing on a securities exchange or on the NASDAQ Stock Market, it believed that its current levels of investment in research and development was sufficient to continue innovating its business, and that it believed that results for the fourth quarter of the current fiscal year looks promising.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)      SHELL COMPANY TRANSACTIONS. Not applicable.

(d)      EXHIBITS.

         99.1     Script  for  Earnings   Conference   Call   Conducted  by  the
                  Registrant on August 14, 2006.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITALFX INTERNATIONAL, INC.

Date:  August 15, 2006               By:    /S/ CRAIG ELLINS
                                            ------------------------------------
                                            Craig Ellins
                                            Chairman, Chief Executive Officer
                                              and President


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
-------  -----------------------------------------------------------------------
99.1 Script for Earnings Conference Call Conducted by the Registrant on August 14, 2006.


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